Exhibit 99.1
S1 CorporationInvestor Presentation March 2011 Copyright (c) 2011. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements, including without limitation statements and projections regarding our revenue, expenses, Adjusted EBITDA, revenue backlog, capital expenditures, earnings per share, product development projects, future economic performance or management objectives, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward-looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). For a detailed discussion of these risk factors, please review the Company's filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and subsequent filings.Except as required by law, the Company will not update forward-looking statements over the course of future periods.All 2011 financial projections are based on the mid-point of the Company's 2011 financial guidance provided on March 10, 2011.For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923- 3500 or paul.parrish@S1.com. Forward Looking Statements Copyright (c) 2011. S1 Corporation. All rights reserved. 2

Company Overview

- Global provider of software for:
  - Payments
  - Online Banking
  - Branch Banking
- Headquarters: Norcross, Georgia, USA
- Nasdaq: SONE
- Approximately 1,670 employees
- 3,000+ customers in more than 50 countries
- Offices around the world

Copyright © 2011. S1 Corporation. All rights reserved.
3

ATM Driving Card Management Merchant Acquiring Retail Payments Solutions Mapped to Reporting Segments Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Business Online Consumer Online Mobile Voice Branch (USA) State Farm Branch Customer State Farm custom project is projected to be completed by end of 2011Adjusted EBITDA from custom projects used in part to make investments to better position S1 for long-term success Copyright (c) 2011. S1 Corporation. All rights reserved. 4 Banking: Large FI Banking: Community FI

Three Business Segments:Payments - significant market opportunity; uniquely positionedBanking: Large FI - cross-sales and margin expansion opportunityBanking: Community FI - recurring revenue and significant margin expansion opportunityNet cash flow provided by operating activities: $37.2 for 2010 (132% increase over 2009)Continued increases in sales bookings and revenue backlogRevenue backlog increased 60% to $62.8M as of 12/31/10 from $39.2M as of 12/31/09Balance Sheet: $61.9M in cash and cash equivalents as of December 31, 2010Added 41 new customers in 20102011 financial guidanceRevenue: $225M to $235MAdjusted EBITDA: $22M to $27MAdditionally...USA NOLs of ~ $235M as of December 31, 2010Own ~13% of outstanding shares of Yodlee Key Highlights Copyright (c) 2011. S1 Corporation. All rights reserved. 5

Payments Segment - Market

Serviceable Market Size: ~$1B annually

- Top 600 banks in the world
- Top 500 retailers in the world
- Regional and National networks
- ATM processors
- Merchant acquirers
- Card associations

Market Drivers

- Legacy systems replacement cycle in progress
  - Competitors moving to open systems
  - Some legacy vendors no longer in business
  - In-house systems developers approaching retirement
- Regulations
  - EMV continues to drive opportunities
  - PCI drives retailers to hosted environment
  - Security regulations keep evolving
- New sources of revenue and cost optimization
- Globalization

Copyright © 2011. S1 Corporation. All rights reserved.
6

Payments Segment - Competition

Primary Competitors

- Software vendors
  - ACI Worldwide
    - Largest legacy system player
    - Moving towards open systems
  - Various regional players
    - Most are on or moving to open platforms
- In-house systems
  - Mainly legacy systems
- Processors
  - Mainly legacy systems

Competitive Advantage:

- World's leading open systems payment technology switch
  - Believe we have more open systems implementations than all other vendors combined
- Proven Solution
  - 15 years experience on open systems
- Advanced Functionality
  - Highly productized; Rapid implementation
- Smooth upgrade path
- High Availability - 99.999%
  - True application level active-active technology
- Proven Scalability -1,000+ transactions per second
- Mature software development kit (SDK)
- Legacy system conversion expertise and migration tools

Copyright © 2011. S1 Corporation. All rights reserved.
7

Payments Segment - Customers

- > 20 customers drive more than 1,000 ATMs each
- > 25% of all off-premise ATMs in the USA
- 25% of all ATMs in Australia
- 2 of the largest ATM network owners in the world
- 3 of the largest core system providers in the USA
- 7 of the top 25 banks in the Middle East
- 33 banks in 11 countries in Latin America
- The largest banking group in Colombia
- One of the top 3 banks in Brazil
- Top 3 banks in South Africa
- 9 of the top 10 retail banks in Sub-Saharan Africa
- World's largest non-bank foreign exchange company
- World's largest issuer of private label cards
- 5 of the top 10 UK retailers
- 8 of the top 10 retailers in South Africa
- Largest retailer in Asia outside of Japan
- World's largest courier company
- One of the world's largest petroleum companies
- One of the world's largest food service retailers
- Largest USA travel center operator
- One of the largest EFT processors in Europe
- One of the world's top media & entertainment companies
- The UK's largest gift card issuer
- One of the world's largest card issuers
- One of the top 10 merchant acquirers in the USA
- One of the top 3 merchant acquirers in Poland
- 7 national networks in Sub-Saharan Africa

Copyright © 2011. S1 Corporation. All rights reserved.

8

Payments Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 9 Sales Bookings (trailing six months)(CHART) RevenueRevenue Backlog130% increase to $22.1M as of 12/31/10 from $9.6M as of 12/31/09 In millions US$ (CHART) In millions US$

Payments Segment - State of the Business

- Added 20+ customers in 2010 including
  - A top 20 U.S. headquartered commercial bank holding company (Q4)
  - A top 4 bank in South Africa (Q4)
  - The leading independent global provider of fleet cards (Q4)
  - A top 3 retailer in the UK (Q4)
  - 3 more top 15 retailers in the UK
  - A debit network in the USA
  - 2 of the world's top 10 brands

- Effect of our sales activity in 2010
  - 6 of the top 10 retailers in the UK are customers
  - All top 4 banks in South Africa are customers
  - Added our first top 20 bank in the USA
  - Added our first debit network customer in the USA
  - 4 of the world's top 10 brands are customers
  - Now have over 100 customers in 17 countries in Africa
  - Increased our presence in merchant acquiring in the USA

Copyright © 2011. S1 Corporation. All rights reserved.
10

Payments Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 11 2011 Projected Financials(CHART) In millionsUS$ In millionsUS$ (CHART) (P) = Projected

Banking: Large FI Segment - Market

Serviceable Market Size: ~$1B annually

- Financial institutions worldwide with assets > $5B
- Top 300 financial institutions in the USA
- Hosted solutions
- On-premise solutions
- Targeting specific regions:
  - United States
  - Western Europe
  - Middle East
  - South East Asia

Market Drivers

- Increased adoption of online and mobile channels
- Emphasis on treasury and cash management services
  - Emerging small business segments
  - Corporate clients
- Streamline costs through
  - Application consolidation
  - Automation
- Heightened security awareness and threats
- Increased regulatory and compliance pressures
- Convergence of online banking and payments

Copyright © 2011. S1 Corporation. All rights reserved.
12

Banking: Large FI Segment - Customers and Competition

Customers

- 8 of the top 15 USA banks
- 2 of the top 5 ACH originators in the USA
- 3 of the top 5 banks in Canada
- 2 of the top 10 banks in Europe
- Largest bank in Japan
- Largest bank in Singapore
- Largest bank in Jordan
- Second largest bank in China
- Largest banking group in Colombia
- 2 of the top 3 banks in Thailand

Primary Competitors

- ACI Worldwide
- Bottomline
- Clear2Pay
- Corilian (Fiserv)
- Digital Insight (Intuit)
- Fidelity
- Financial Fusion (Sybase)
- Fundtech

Competitive Advantage

- Market leader in corporate online banking solutions
- Recognized by Aite Group, Celent, Greenwich Associates
- Tailored banking services (class of service) enables banks to:
  - Design, package and deploy unique services *for*
  - Unlimited segments *in*
  - Corporate, small business and consumer
- Comprehensive payment capabilities
  - Support for over 100 payment types worldwide
- Interactive information reporting
- Strong mobile channel integration with Online Banking
  - Out-of-band authentication
  - Out-of-band authorization
  - Payment approvals

Copyright © 2011. S1 Corporation. All rights reserved.
13

Banking: Large FI Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 14 Sales Bookings (trailing six months - excluding Custom Projects)(CHART) Revenue In millions US$ (CHART) In millions US$ (CHART) In millions US$ with Custom Projects excluding Custom Projects Revenue Backlog (excluding Custom Projects)38% increase to $40.7M as of 12/31/10 from $29.6M as of 12/31/09

Banking: Large FI Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 15 Added 5 new customers in 2010 includingA top 20 bank in the world (Q4)A top 15 bank in the USAThe largest bank in SingaporeA top 20 credit union in the USAA high-profile West Coast bankSignificant cross-sells in 2010 includeTrade Finance to 2 of the top 3 banks in the USACorporate Online Banking to one of the top 3 banks in the USAConsumer Online Banking to a top bank in Indonesia2011 Projected Financials(CHART) (CHART) In millions US$ In millions US$ (P) = Projected

Banking: Community FI Segment - Market

Serviceable Market Size: ~$600M annually

- Online Banking
  - Banks & credit unions in USA with assets < $5B
  - Number of banks: ~7,807
  - Number of credit unions: ~7,725
  - Total number of institutions: ~15,532
  - Top 25% is our targeted serviceable market
- Branch Banking
  - $10B+ in assets - direct sales
  - < $10B in assets - channel sales

Market Drivers

- Online Banking
  - Increased adoption of online and mobile banking
  - Continued pressure to compete with big banks
  - Heightened security awareness and threats
- Branch Banking
  - Obsolete technology
  - Cost reduction
    - Remove servers from the branches
    - Paperless branches - image capture

Copyright © 2011. S1 Corporation. All rights reserved.
16

Banking: Community FI Segment - Customers & Competition

Customers

- > 200 business banking customers
- > 300 consumer banking customers
- > 450 voice banking customers
- > 35 mobile banking customers
- > 950 branch banking customers
- > 90,000 teller lanes

Primary Competitors

- Argo
- Core processors
- Digital Insight (Intuit)
- FundsXpress (First Data)
- Q2

Competitive Advantage

- Online Banking
  - Multi-channel solution
  - Built on a highly available payments platform
  - Single view of all customer activity across multiple channels
  - Substantial payments & online banking integration possibilities
  - Mobile banking integrated with payments
  - Highly configurable
- Branch Banking
  - High customer satisfaction
  - Significant presence in USA market
  - Integrated teller and sales & service platform
  - Proven capability to integrate with different core systems

Copyright © 2011. S1 Corporation. All rights reserved.

17

Banking: Community FI Segment - State of the Business

- Revenue



16
15
14
13
12
11
13.6
14.9
14.9
15.1
Q1 2010
Q2 2010
Q3 2010
Q4 2010

- New platform roll-out - over 170 instances
  - Internet Banking (Retail & Business) / Voice Banking / Mobile Banking
- More than 250 instances expected to be live by end of 2011
- Added 12 net new customers in 2010
- PM Systems continues to execute well against plan
- Targeting migrating 2/3 of legacy product revenue to new product by end 2011
- Additional investment costs still projected to wind-down during 2011

(P) = Projected

Copyright © 2011. S1 Corporation. All rights reserved.

18

Banking: Community FI Segment - State of the Business Copyright (c) 2011. S1 Corporation. All rights reserved. 19 2011 Projected Financials(CHART) (CHART) (P) = Projected (CHART) Estimated Additional Investment Costs In millionsUS$

Summary: Three Exciting Growth Opportunities

- Payments
  - Significant market opportunity
  - Uniquely positioned
- Banking: Large FI (excluding Custom Projects)
  - Cross-sales
  - Margin expansion
- Banking: Community FI
  - Recurring revenue
  - Significant margin expansion
- Additionally…
  - USA NOLs of ~ $235M as of 12/31/2010
  - Own ~13% of outstanding shares of Yodlee
  - Cash of $61.9M as of 12/31/2010

Copyright © 2011. S1 Corporation. All rights reserved.
20

AppendixNon-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 21

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable U.S. GAAP equivalent of which is Net income for our consolidated results and Operating income for our segment results. We define Adjusted EBITDA as, in the case of our consolidated results, Net income plus interest and other expense (income), plus income taxes or, in the case of our segment results, Operating income, in each case adjusted for depreciation, amortization of intangibles, and stock-based compensation expense. A reconciliation of our Adjusted EBITDA measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is detailed in this Appendix.This presentation contains an estimate of revenue backlog for our Payments and Banking: Large Financial Institution segments which is defined as an estimate of revenue for software licenses, including term licenses, professional services, and hosting services, in each case as specified in executed contracts that we believe will be recognized in revenue over the next 12 months. The portion of the estimate from our Banking: Large Financial Institution segment does not include revenue associated with the State Farm business or the custom development for an international branch customer ("Custom Projects"). Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 22

Our estimate of revenue backlog requires substantial judgment of our management, is based on a number of assumptions, which may turn out to be inaccurate or wrong, and is subject to a number of factors and uncertainties, many of which are outside of our control. Such assumptions, factors and uncertainties include, but are not limited to, the following:Revenue for term licenses and hosting services are the annualized amount expected over the next 12 months as of the date presented; Foreign currency exchange rates are assumed to remain constant over the 12 month period for contracts stated in currencies other than the U.S. Dollar; Perpetual licenses and professional services are based on current estimates of project completion over the next 12 months;Our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition or general changes in economic conditions within their industries or geographic locations;We may experience delays in the development or delivery of products or services specified in customer contracts; andOur estimate is based on constant hosting transaction volumes, and changes in hosting transaction volumes may impact the amount of revenue actually recognized in future periods. Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 23

Estimates of future financial results are inherently unreliable. Accordingly, there can be no assurance that the amounts included in our estimate of revenue backlog will be recognized over the next 12 months, or at all. Additionally, because our estimate of revenue backlog is an operating metric, it is not subject to the same level of internal review or control as a U.S. GAAP financial measure. We believe that presenting this estimate provides supplemental information and an alternative presentation useful to investors understanding trends in our business including the shift we are experiencing toward recognizing more software license revenue using the percentage of completion method.The Adjusted EBITDA, revenue backlog and sales bookings measures included in this presentation are considered non-GAAP financial measures as defined by SEC Regulation G. Although we believe our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non-GAAP financial measures is subject to inherent limitations because they involve the exercise of management's judgment. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of these non-GAAP financial measure provides useful information to investors regarding our results of operations. Non-GAAP Measures Copyright (c) 2011. S1 Corporation. All rights reserved. 24

Reconciliation of Non-GAAP Measures: 2010 Segment Financials Copyright (c) 2011. S1 Corporation. All rights reserved. 25